UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 1, 2011

IDENIX PHARMACEUTICALS, INC.
 (Exact name of registrant as specified in its charter)

Delaware	000-49839	45-0478605
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

60 Hampshire Street Cambridge, MA	02139
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (617) 995-9800

(Former name or former address if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.	Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers; Compensatory Arrangements of Certain Officers
At a meeting of the Compensation Committee (the “Committee”) of the Board of Directors of Idenix Pharmaceuticals, Inc. (the “Company”) held on April1, 2011, the Committee approved increases to targets for equity incentives for 2011 to the Company’s executive officers (other than Ronald C. Renaud, Jr., the Company’s President and Chief Executive Officer) identified below. The Committee proposed a recommendation to the Company’s Board of Directors (the “Board”) regarding an increase to Mr. Renaud’s target for equity incentives for 2011.
Through a subsequent written consent, the Board approved Mr. Renaud’s target for equity incentives for 2011 based upon the Committee’s recommendation.
The Committee and the Board’s respective determinations were made following a comprehensive review of market data.
Identified below is the 2011 equity incentive data with respect to each of the Company’s “named executive officers” (as used in Instruction 4 to Item 5.02 of Form 8-K), other than Jean Pierre Sommadossi, the Company’s former Chief Executive Officer, and John Weidenbruch, the Company’s former Executive Vice President and General Counsel. Dr. Sommadossi ceased to be an officer of the Company on October 28, 2010 and Mr. Weidenbruch ceased to be an officer of the Company on August 31, 2010.
Other than Ms. Beckman, each executive officer named below is a party to a written employment arrangement with the Company. These agreements and arrangements have been filed as exhibits to the Company’s annual and quarterly reports on file with the Securities and Exchange Commission. The Committee may, in its discretion, review the target option award for the executive officers named below at any time during the calendar year.

		Targeted Shares	Targeted Shares
		Underlying Stock	Underlying Stock
Named Executive		Options for fiscal	Options For fiscal
Officer	Title	2010	2011
Ronald Renaud	President and Chief	300,000	350,000
	Executive Officer
Daniella Beckman	Interim Chief Financial	N/A	N/A
	Officer and Treasurer
Douglas Mayers	Executive Vice	60,000	120,000
	President, Clinical
	Development and
	Chief Medical Officer
David Standring	Executive Vice	50,000	120,000
	President and Chief
	Scientific Officer
Maria Stahl	Senior Vice President	80,000	100,000
	and General Counsel
Additional information regarding compensation of executive officers will be included in the Company’s proxy statement to be filed in connection with its Annual Meeting of Stockholders to be held on June 2, 2011.
Item 9.01. Financial Statements and Exhibits
(c) Exhibits
None.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed by the undersigned hereunto duly authorized.
IDENIX PHARMACEUTICALS, INC.

Date: April 6, 2011	By:	/s/Maria Stahl
Maria Stahl
Senior Vice President and General Counsel